Exhibit 24.1

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Alexander H. Ware and Emily C. Decker, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Sally J. Smith
Sally J. Smith

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Andre J. Fernandez
Andre J. Fernandez

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ James M. Damian
James M. Damian

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Michael P. Johnson
Michael P. Johnson

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Harmit J. Singh
Harmit J. Singh

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ J. Oliver Maggard
J. Oliver Maggard

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Jerry R. Rose
Jerry R. Rose

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Cindy L. Davis
Cindy L. Davis

BUFFALO WILD WINGS, INC.
Power of Attorney of Director
The undersigned director of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Sally J. Smith and Alexander H. Ware, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 25, 2016 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of February, 2017.
/s/ Harry A. Lawton III
Harry A. Lawton III